SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported): January 31, 2002
                               --------------


                           McLEODUSA INCORPORATED
                               --------------

             (Exact Name of Registrant as Specified in Charter)


       DELAWARE                             0-20763                           42-1407240
---------------------------------    -----------------------      ------------------------------------
(State or Other Jurisdiction of       (Commission File Number)       (IRS Employer Identification No.)
     Incorporation)


       McLeodUSA Technology Park, 6400 C Street S.W., P.O. Box 3177,
                        Cedar Rapids, IA 52406-3177
                 ------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code: (319) 790-7800
                               --------------


           -----------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




Item 3.  Bankruptcy or Receivership.

         On January 31, 2002, McLeodUSA Incorporated ("McLeodUSA") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case No. 02-10288). McLeodUSA will continue to manage its properties and operate its businesses as a "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On January 31, 2002, McLeodUSA issued a press release relating to the foregoing. A copy of the release is attached hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference. Exhibits 4.49 and 4.50 include certain contracts related to McLeodUSA's restructuring.


Item 5.  Other Events.

         On January 19, 2002, McLeodUSA Holdings, Inc. and Yell Group Limited entered into a Stock Purchase Agreement for the sale of McLeodUSA Media Group, Inc., McLeodUSA's directory publishing business. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 99.2. On January 21, 2002, McLeodUSA issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

DESCRIPTION

         (c) Exhibits.

         4.49 Amended and Restated Purchase Agreement, dated as of January 30, 2002, by and among McLeodUSA Incorporated and the investor parties thereto.

         4.50 Amended and Restated Lock-Up, Support, and Voting Agreement, dated as of January 30, 2002, by and among McLeodUSA Incorporated and the investor parties thereto.

         99.1     Press Release issued by McLeodUSA Incorporated on January
                  31, 2002.

         99.2 Stock Purchase Agreement, dated as of January 19, 2002, by and among McLeodUSA Holdings, Inc., Yell Group Limited, and McLeodUSA Incorporated.

         99.3     Press Release issued by McLeodUSA Incorporated on January 21,
                  2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2002                   McLEODUSA INCORPORATED


                                          By: /s/ Randall Rings
                                          -----------------------------
                                          Randall Rings
                                          Group Vice President-Law



                               EXHIBIT INDEX

4.49 Amended and Restated Purchase Agreement, dated as of January 30, 2002, by and among McLeodUSA Incorporated and the investor parties thereto.

4.50 Amended and Restated Lock-Up, Support, and Voting Agreement, dated as of January 30, 2002, by and among McLeodUSA Incorporated and the investor parties thereto.

99.1     Press Release issued by McLeodUSA Incorporated on January 31, 2002.

99.2 Stock Purchase Agreement, dated as of January 19, 2002, by and among McLeodUSA Holdings, Inc., Yell Group Limited, and McLeodUSA Incorporated.

99.3     Press Release issued by McLeodUSA Incorporated on January 21,
         2002.